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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                January 27, 2005
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                        (Date of earliest event reported)

                               RAYOVAC CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Wisconsin                   001-13615              22-2423556
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 (State or other Jurisdiction of     (Commission File         (IRS Employer
          Incorporation)                   No.)            Identification No.)

            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 27, 2005, Rayovac Corporation issued a press release discussing its estimated financial results for its first fiscal quarter ending January 2, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1    Press Release dated January 27, 2005 issued by Rayovac Corporation.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2005                 RAYOVAC CORPORATION


                                        By:    /s/ Randall J. Steward
                                               ----------------------
                                        Name:  Randall J. Steward
                                        Title: Executive Vice President and
                                               Chief Financial Officer

EXHIBIT INDEX

Exhibit         Description
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99.1            Press Release dated January 27, 2005 issued by Rayovac
                Corporation.